INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 14. INCOME TAXES

Due to the Company’s net losses for 2024 and 2023, as well as the full valuation allowance on its net deferred tax assets as discussed below, the Company did not record any income tax expense or benefit for the years ended December 31, 2024 and 2023.

A reconciliation of income tax benefit at the federal statutory income tax rate to the income tax expense at the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2024	2023
Federal benefit at statutory rate	21.0%	21.0%
Convertible note interest	—	(0.4)
Permanent differences	29.2	(17.4)
State taxes, net of federal benefit	12.3	2.2
Change in valuation allowance	(66.5)	(5.4)
Stock based compensation	4.6	—
Other	(0.6)	—
Tax credits	—	0.1
Income Tax Expense	—%	—%

Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Realization of net deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain.

TEVOGEN BIO HOLDINGS INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The following items comprise the Company’s net deferred tax assets and liabilities as of December 31, 2024 and December 31, 2023:

	December 31,
	2024	2023
Deferred tax assets
Net operating loss	$6,808,826	$3,755,008
Accrued expenses and other	385,801	42,330
Lease liability	61,380	127,427
Stock-based compensation	6,110,942	718,425
Fixed assets	33,834	—
Other	30,823	—
Capitalized research and development expenditures	2,944,801	2,589,105
Research and development credits	234,478	317,455
Total deferred tax assets	16,610,885	7,549,750
Valuation allowance	(16,551,169)	(7,426,952)
Deferred tax assets	59,716	122,798
Deferred tax liabilities:
Right of use asset	(59,716)	(122,798)
Total deferred tax liabilities	(59,716)	(122,798)
Net deferred tax assets	$—	$—

The Company continually evaluates the likelihood of the realization of deferred tax assets and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectation of future taxable income or loss, the carryforward periods available to the Company for tax reporting purposes, and other relevant factors.

As of December 31, 2024, based on the Company’s history of earnings and its assessment of future earnings, management believes that it is more likely than not that future taxable income will not be sufficient to realize the deferred tax assets. Therefore, a valuation allowance has been applied to deferred tax assets.

As of the year ended December 31, 2024, the Company has federal and state net operating loss carryforwards of approximately $25.6 million and $27.8 million, respectively.

Federal net operating loss (“NOL”) carryforwards in the amount of $25.6 million have an indefinite life. Federal NOL carryforwards generated after tax year 2017 are subject to an 80% limitation on taxable income, do not expire and will carryforward indefinitely.

State net operating loss carryforwards in the amount of $27.8 million begin expiring in 2040.

The utilization of the Company’s net operating losses may be subject to a U.S. federal limitation due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code and other similar limitations in various state jurisdictions. Such limitations may result in a reduction of the amount of net operating loss carryforwards in future years and possibly the expiration of certain net operating loss carryforwards before their utilization.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examinations by federal, state and local jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from 2021 to the present in the United States. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state and local tax authorities to the extent utilized in a future period.

As required by the uncertain tax position guidance in ASC No. 740, Income Tax, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company applied the uncertain tax position guidance in ASC No. 740 to all tax positions for which the statute of limitations remained open. Any estimates of tax contingencies contain assumptions and judgments about potential actions by taxing jurisdictions. Any interest and penalties related to uncertain tax positions would be included as part of the income tax provision.

TEVOGEN BIO HOLDINGS INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

A summary of changes in the valuation allowance for net deferred tax assets during the year ended December 31, 2024 and 2023 were as follows:

	Year Ended December 31,
	2024	2023
Valuation allowance	$7,426,952	$4,175,241
Increases recorded to income tax provision	9,124,217	3,251,711
Valuation allowance	$16,551,169	$7,426,952

The Company applies the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals of litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon the ultimate settlement with the relevant taxing authority. There were no material uncertain tax positions as of December 31, 2024.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense when in a taxable income position. As of December 31, 2024, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statements of operations and comprehensive loss.